UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 16, 2004

                                -----------------

                             DIGITAL RECORDERS, INC.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        NORTH CAROLINA                     1-13408               56-1362926
 (State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
         Incorporation)               Identification No.)

     5949 SHERRY LANE, SUITE 1050, DALLAS, TEXAS                75225
     (Address of Principal Executive Offices)                 (Zip Code)

    Registrant's Telephone Number, Including Area Code    (214) 378-8992



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ITEM 9.  REGULATION FD DISCLOSURE

On August 16, 2004, Digital Recorders, Inc. (DRI) (NASDAQ: TBUS), a market leader in transit, transportation and law enforcement digital communications and audio enhancement systems, announced that it filed a Form 12b-25 with the Securities and Exchange Commission, requesting a 5-day extension of the August 16, 2004 deadline for filing its Form 10-Q for the quarter ended June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          DIGITAL RECORDERS, INC.

Date: August 17, 2004     By:    /s/ DAVID L. TURNEY
                                 -----------------------------------------------
                                 David L. Turney
                                 Chairman, Chief Executive Officer and President